Exhibit 99.1


                            FIDELITY FEDERAL BANCORP

                              LETTER OF TRANSMITTAL

                                       FOR

                                OFFER TO EXCHANGE
                                 ALL OUTSTANDING
                      9-1/8% JUNIOR SUBORDINATED NOTES 2001
                                       FOR
                     12% JUNIOR SUBORDINATED NOTES DUE 2004

The Exchange Offer will expire at midnight, Evansville time, on _________ __, 2001, unless extended (the "Expiration Date"). Notes tendered in such Exchange Offer may be withdrawn at any time prior to midnight, Evansville time, on the Expiration Date.


                         DELIVER TO THE EXCHANGE AGENT:

                            FIDELITY FEDERAL BANCORP



By Hand, Courier or Mail                     By Facsimile Transmission (Only
(Registered or Certified Mail                Eligible Institutions as defined in
Recommended):                                Instruction 4 herein):

Fidelity Federal Bancorp                     (812) 429-0574
18 N.W. Fourth Street                        Attn.: Deb Fritz
Evansville, Indiana 47708
                                             Confirm by Telephone:

                                             (812) 424-0921
                                             Deb Fritz


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS AND ANNEXES ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE LETTER OF TRANSMITTAL, ACCOMPANYING
                       ANNEXES AND INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

            The undersigned hereby acknowledges receipt of the prospectus dated _________ __, 2001 of Fidelity Federal Bancorp (the "Company") and this letter of transmittal, including the instructions and annexes attached hereto. These two documents together constitute the Company's offer to exchange its 12% Junior Subordinated Notes due 2004 ( the "New Notes") for a like principal amount of its issued and outstanding 9-1/8% Junior Subordinated Notes due 2001 ( the "Old Notes") (the "Exchange Offer").

            The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Old Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which such Exchange Offer is extended. The Company is acting as its own exchange agent (the "Exchange Agent") for the Exchange Offer and shall make a public announcement of any extension thereof no later than 9:00 a.m., Evansville time, on the next business day after the previously scheduled Expiration Date.

            This letter of transmittal is to be used by a holder of the Old Notes if certificates of the Old Notes are to be forwarded herewith. Holders of the Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer, should contact the Exchange Agent.

            The term "holder" with respect to the Exchange Offer for the Old Notes means any person in whose name such Old Notes are registered on the books of the Company or any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety, including the applicable annexes.

            Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the Exchange Agent.

            Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of the Old Notes indicated below. Subject to and effective upon the acceptance for exchange of the principal amount of the Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes tendered for exchange hereby.

Name(s) and Address(es) of
   Registered Holder(s)
    Exactly as Name(s)                                    Aggregate Principal             Principal
Appear(s) on the Old Notes             Registered        Amount Represented by             Amount
(Please fill in, if blank)              Number(s)               Note(s)                   Tendered*


* Unless otherwise indicated, any tendering holder of the Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

            The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the true and lawful agent and attorney-in-fact for the undersigned with respect to the tendered Old Notes, with full power of substitution to (i) deliver such Old Notes to the Company and deliver all accompanying evidences of transfer authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

            If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive the New Notes for its own account in exchange for the Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

            The undersigned acknowledges that if the undersigned is tendering the Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes (i) in the absence of an exemption therefrom, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

            The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer. All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

            The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer."

            The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Old Notes tendered hereby. Unless otherwise indicated under "Annex A/Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Annex B/Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Annex A/Special Issuance Instructions" and "Annex B/Special Delivery Instructions" are completed, please issue the New

Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

                                   * * * * * *

                                   SIGNATURES


-----------------------------                 -------------------------------
Signature                                     Signature

-----------------------------                 -------------------------------
Printed Name                                  Printed Name

-----------------------------                 -------------------------------
Date                                          Date


                          MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution.
Signature(s) Guaranteed by an Eligible Institution:


 ------------------------------------------------------------------------------
                             (Authorized Signature)

 ------------------------------------------------------------------------------
                                     (Title)

 ------------------------------------------------------------------------------
                                 (Name of Firm)

 ------------------------------------------------------------------------------
                           (Address, Include Zip Code)

 ------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated ________________, 2001

                                  INSTRUCTIONS
                            FORMING PART OF THE TERMS
                      AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and the Old Notes, as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof, and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to midnight, Evansville time, on the Expiration Date for the Exchange Offer.
THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR THE OLD NOTES SHOULD BE SENT TO THE COMPANY.

2. Tender by Holder. Only a holder of the Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of the Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of the Old Notes Tendered" above. The entire principal amount of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all of the Old Notes is not tendered, then the Old Notes for the principal amount of the Old Notes not tendered and the New Notes issued in exchange for any of the Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of the Old Notes is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). If this letter of transmittal (or facsimile hereof) or any of the Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

No signature guarantee is required if (i) this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein and the New Notes are to be issued directly to such registered holder(s) and neither the Annex entitled "Special Delivery Instructions" nor the Annex entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

5. Special Issuance And Delivery Instructions. Tendering holders should indicate, on the applicable Annex or Annexes, the name and address to which the New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of the Old Notes pursuant to the Exchange Offer. If, however, the New Notes or the Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of the New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

7. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes or the New Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 31% on interest payments on the New Notes. To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report. Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent. If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in
Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company. The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which might, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of the Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of the Old Notes nor shall any of them incur any liability for failure to give such notification.

9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of the Old Notes will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

12. Requests For Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED IN ORIGINAL CERTIFICATED FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
FAILURE TO COMPLETE AND RETURN ANNEX C MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.

                                     ANNEX A
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 4 and 5)

To be completed ONLY if the Old Notes in a principal amount not tendered, or the New Notes issued in exchange for the Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, issue the New Notes and/or the Old Notes to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                                    IMPORTANT
                  PLEASE SIGN HERE WHETHER OR NOT THE OLD NOTES
                      ARE BEING PHYSICALLY TENDERED HEREBY
         (Complete Accompanying Substitute Form W-9 Attached as Annex C)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
             (Signature(s) of Registered Holder(s) of the Old Notes)

Dated ________________, 2001

(The above lines must be signed by the registered holder(s) of the Old Notes as your name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If the Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instructions 4 and 5 regarding the completion of this annex.)

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)
Capacity:
         -----------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                                     ANNEX B
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 5)

To be completed ONLY if the Old Notes in a principal amount not tendered, or the New Notes issued in exchange for the Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver the New Notes and/or the Old Notes to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                                    IMPORTANT
                  PLEASE SIGN HERE WHETHER OR NOT THE OLD NOTES
                      ARE BEING PHYSICALLY TENDERED HEREBY
         (Complete Accompanying Substitute Form W-9 Attached as Annex C)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Signature(s) of Registered Holder(s) of the Old Notes)

Dated ________________, 2001

(The above lines must be signed by the registered holder(s) of the Old Notes as your name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If the Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instructions 4 and 5 regarding the completion of this annex.)

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)
Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                                     ANNEX C
                               SUBSTITUTE FORM W-9

                                   PART 1 -- PLEASE PROVIDE        _________________________
     SUBSTITUTE                    YOUR TIN IN THE BOX AT          SOCIAL SECURITY NUMBER
      FORM W-9                     RIGHT AND CERTIFY BY            OR
                                   SIGNING AND DATING              __________________________
                                   BELOW                           EMPLOYER IDENTIFICATION
                                                                   NUMBER

__________________________         PART 2 -- CERTIFICATION --      PART 3
NAME                               UNDER PENALTIES OF
__________________________         PERJURY, I CERTIFY THAT:
ADDRESS (NUMBER AND                                                AWAITING TIN  |_|
STREET)                            (1)THE NUMBER SHOWN
__________________________         ON THIS FORM IS MY
CITY, STATE AND ZIP CODE           CORRECT TAXPAYER
                                   IDENTIFICATION NUMBER
                                   (OR I  HAVE CHECKED THE
                                   BOX IN PART 3 AND
                                   EXECUTED THE
                                   CERTIFICATE OF
                                   AWAITING TAXPAYER
                                   IDENTIFICATION NUMBER           PLEASE COMPLETE THE
                                   BELOW)                          CERTIFICATE OF AWAITING
                                   AND                             TAXPAYER IDENTIFICATION
                                   (2) I AM NOT SUBJECT TO         NUMBER BELOW.
                                   BACKUP WITHHOLDING EITHER
                                   BECAUSE I HAVE NOT BEEN
                                   NOTIFIED BY THE INTERNAL
                                   REVENUE SERVICE ("IRS")
                                   THAT I AM SUBJECT TO
                                   BACKUP WITHHOLDING AS A
                                   RESULT OF FAILURE TO
                                   REPORT ALL INTEREST OR
                                   DIVIDENDS, OR BECAUSE THE
                                   IRS HAS NOTIFIED ME THAT I
                                   AM NO LONGER SUBJECT TO
                                   CITY, STATE AND ZIP CODE
                                   BACKUP WITHHOLDING.



                                       15

DEPARTMENT OF THE                  CERTIFICATE INSTRUCTIONS -- YOU MUST CROSS OUT
TREASURY                           ITEM (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY
INTERNAL REVENUE SERVICE           THE IRS THAT YOU ARE SUBJECT TO BACKUP
                                   WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST
PAYOR'S REQUEST FOR                OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF
TAXPAYER                           AFTER BEING NOTIFIED BY THE IRS THAT YOU ARE
IDENTIFICATION NUMBER              SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED
(TIN)                              ANOTHER NOTIFICATION FROM THE IRS STATING THAT
                                   YOU ARE NO LONGER SUBJECT
                                   TO BACKUP WITHHOLDING, DO
                                   NOT CROSS OUT ITEM (2).

                                   SIGNATURE______________________________________

                                   DATE _______________________________________, 2001

             FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
              BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                         WITH RESPECT TO THE NEW NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a Taxpayer Identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

___________________________________            _________________________, 2001
Signature                                      Date


                                       16